Exhibit 10.38
                            THIRD AMENDMENT AGREEMENT


                  THIS THIRD AMENDMENT AGREEMENT (this "Amendment") is made as of April 17, 1998 between The Talbots, Inc. (the "Borrower") and The Norinchukin Bank, New York Branch (the "Bank").

                              W I T N E S S E T H:

                  WHEREAS,  the  parties  hereto are  parties  to the  Revolving
Credit Agreement, dated as of January 25, 1994, as amended by the First Amendment, dated as of November 21, 1995, and further amended by the Second Amendment, dated as of April 18, 1996 (as so amended, the "Revolving Credit Agreement"; Capitalized terms which are used herein but not otherwise defined shall have the respective meanings ascribed thereto in the Revolving Credit Agreement); and

                  WHEREAS, the parties hereto desire to make certain amendments to the Revolving Credit Agreement as hereinafter set forth;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Amendments to the Revolving Credit Agreement. The Bank and the Borrower hereby agree to amend the Revolving Credit Agreement as follows:

                  (a) The following sections of the Revolving Credit Agreement are hereby amended by deleting each reference contained therein to "Fourteen Million United States Dollars (U.S. $14,000,000)" and inserting in lieu thereof a reference to "Twenty-Eight Million United States Dollars (U.S. $28,000,000)":

                            (i)     The recital contained in Page 1;

                            (ii) The definition of "Commitment" contained in Page 2; and

                            (iii)   The   definition   of   "Revolving    Credit
                                    Facility" contained in Page 4.

                  (b) The following sections of the Revolving Credit Agreement are hereby amended by deleting each reference contained therein to "$14,000,000" and inserting in lieu thereof a reference to $28,000,000":

                            (i)     The   definition   of   "Available   Amount"
                                    contained in Page 2; and

                            (ii)    Schedule C.

                  (c) Section 11 of the Revolving Credit Agreement is hereby amended as follows:

                            (i) Subsection (viii) contained in Page 18 is amended by inserting "; or" to the end thereof; and

                            (ii)    New   Subsections   "(ix)"   and  "(x)"  are
                                    inserted  in Page 18  immediately  following
                                    Subsection (viii), as follows:

                                    "(ix)  JUSCO  (U.S.A.),  Inc.  shall not own
                                           directly, beneficially and of record,
                                           51  %  or  more  of  the  issued  and
                                           outstanding   capital  stock  of  the
                                           Borrower; or

                                    "(x)   the  Borrower  shall  default  in the
                                           performance   or  observance  of  any
                                           term,    covenant,    condition    or
                                           agreement contained in this Agreement
                                           or in any other agreements, documents
                                           or instruments delivered under, or in
                                           connection with, this Agreement"

                  2. Revolving Credit Period. The parties hereto agree that the current Revolving Credit Period shall mean a period to and including April 17, 2000.

                  3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  4. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Bank in connection with the preparation of this Assignment or with any amendments, modifications or waivers of the provisions hereof or of the Revolving Credit Agreement or incurred by the Bank in connection with the enforcement or protection of its rights in connection with this Amendment or the Revolving Credit Agreement or in connection with any pending or threatened action, proceeding or investigation relating to the foregoing, including, but not limited to, the reasonable fees and disbursements of counsel for the Bank.

                  5. Further Assurances. Each parties hereto shall promptly execute and deliver all such other agreements, certificates, instruments or documents and do and perform or cause to be done and performed all such further acts and things as may be reasonably requested by the other party in order to carry out the intent and purposes of this Amendment.

                  6. Full Force and Effect; Ratification. (a) All references to the Revolving Credit Agreement shall be deemed to refer to the Revolving Credit Agreement as amended by this Amendment, and the term "this Agreement" and the words "hereof", "herein", "hereunder" and words of similar import, as used in the Revolving Credit Agreement, shall mean the Revolving Credit Agreement as amended hereby.

                  (b) Except as expressly set forth herein, this Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Revolving Credit Agreement, and the Revolving Credit Agreement, as amended hereby, remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

                  7. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed by the authorized officers.

                                      THE TALBOTS, INC.


                                   By: EDWARD L. LARSEN
                                      ------------------------------------------
                                      Name:  Edward L. Larsen
                                      Title: Sr. Vice President, Finance & CFO


                                      THE NORINCHUKIN BANK
                                      NEW YORK BRANCH


                                   By: ICHIRO UCHIDA
                                      ------------------------------------------
                                      Name:  Ichiro Uchida
                                      Title: Joint General Manager